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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) August 31, 2006
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Midland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02     DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS;
              ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
              OFFICERS

Effective on August 31, 2006, Francis Foong is stepping down as Chief Financial Officer of Amaru, Inc., a Nevada corporation (the "Company") to become its Director of Corporate Development. Bee Leng Ho, Vice President of Finance will become the new Chief Financial Officer effective September 1, 2006.

Ms Ho started her career in 1997 as Audit Assistant in KPMG Singapore and rose through the ranks over the years, becoming Senior Audit Manager in 2005. Her responsibilities as Senior Audit Manager included managing a department, portfolio of clients, initial public offering and business development.

Mr. Foong in his role as Director of Corporate Development will concentrate on mergers and acquisition, reviewing business and investments opportunities, raising capital and opening new markets.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 31, 2006                     AMARU, INC.

                                           By: /s/ Colin Binny
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                                               Colin Binny
                                               President